UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 10, 2017

 GALENA BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Crow Canyon Place, Suite 380, San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported in the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Galena Biopharma, Inc.(the “Company”) on May 2, 2017 (the “May 2nd 8-K”), the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), with JGB (Cayman) Newton Ltd. (the “Purchaser”) pursuant to which the Company sold to Purchaser, at a 6.375% original issue discount, a $25,530,000 Senior Secured Debenture (the “Initial Debenture”) and warrants to purchase up to 100,000 shares of the Company's common stock, $0.0001 par value per share (“Common Stock”). As previously disclosed in the May 2nd 8-K, the Initial Debenture was amended and restated in its entirety on August 22, 2016 (the “Amended and Restated Debenture”) and was further amended on December 14, 2016 and May 1, 2017 (as so amended, the “Debenture”). As previously disclosed in the May 2nd 8-K, the Company and the Purchaser entered into waivers on December 14, 2016 (the “December 14, 2016 Waiver”) and April 1, 2017, pursuant to which, as contemplated by the Debenture, the Purchaser waived certain conditions necessary for the Company to make certain payments under the Debenture with shares of Common Stock. The December 14, 2016 Waiver also amended certain terms of Amended and Restated Debenture. The information contained in the May 2nd 8-K is incorporated herein by reference.

On July 10, 2017, the Purchaser, the Company and the guarantors of the Company’s obligations under the Debenture entered into an amendment agreement (the “July 2017 Amendment Agreement”) pursuant to which the definition of “Stock Payment Price” in the Debenture was amended and restated to be the lower of (a) 80% (previously 92.5%) of the VWAP for the Trading Day immediately prior to, as the case may be, the applicable Interest Payment Date, the applicable Advance Date or, with respect to any redemption pursuant to Section 6(a) of the Debenture, the date of the applicable Holder Redemption Notice (the “Prior Day VWAP”) and (b) 80% (previously 92.5%) of the average of the three lowest VWAPs during the 20 consecutive Trading Day period immediately preceding, as the case may be, the applicable Interest Payment Date, the applicable Advance Date or, with respect to any redemption pursuant to Section 6(a) of the Debenture, the date of the applicable Holder Redemption Notice (the “Twenty Day VWAP”); provided, however, to the extent that, on any given Trading Day, the price per share of Common Stock on such Trading Day on the Principal Market equals or exceeds 115% of the Prior Day VWAP or Twenty Day VWAP, then for the such Trading Day, and such Trading Day only, each reference to eighty percent (80%) shall be deemed, for such Trading Day only, to be ninety two and one-half percent (92.5%).

The effect of the July 2017 Amendment Agreement is to increase the discount to the Prior Day VWAP and the Twenty Day VWAP granted to the Holder with respect to redemption of, or the payment of interest on, the Debenture in shares of Common Stock from 7.5% to 20%, unless the on any given Trading Day, the price per share of Common Stock on such Trading Day on the Principal Market equals or exceeds 115% of the Prior Day VWAP or Twenty Day VWAP. However, the maximum number of shares of Common Stock issuable pursuant to the Debenture has not changed.

The foregoing description of the July 2017 Amendment Agreement and the Debenture is qualified in its entirety by reference to the July 2017 Amendment Agreement, Amended and Restated Debenture, the December 2016 Waiver and the May 1, 2017 amendment to Debenture, each of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The Exhibit Index appearing immediately after the signature page of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date:	July 11, 2017	By:	/s/ Thomas J. Knapp
Thomas J. Knapp Interim General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
4.1
Amendment Agreement, dated as of July 10, 2017, by and between JGB Cayman (Newton) Ltd. and Galena Biopharma, Inc. with respect to the 9% Original Issue Discount Senior Secured Convertible Debenture in the Original Issue Amount of $25,350,000 Issued and Sold to to JGB Cayman (Newton) Ltd. by Galena Biopharma, Inc.

4.2
Amended and Restated 9% Original Issue Discount Senior Secured Debenture Due November 10, 2018, issued to JGB (Cayman) Newton Ltd. as of August 22, 2016 (incorporated by reference to the Company’s Form 8-K filed with the SEC on August 23, 2016)

4.3
Waiver dated December 14, 2016 to the Securities Purchase Agreement, dated as of May 10, 2016 by and between Galena Biopharma Inc. and JGB Newton, Ltd. (incorporated by reference to the Company’s Form 8-K filed with the SEC on February 7, 2017)

4.4	Amendment Agreement dated May 1, 2017 between Galena Biopharma, Inc. and JGB (Cayman) Newton Ltd. (incorporated by reference to the Company’s Form 8-K filed with the SEC on May 2, 2017)